UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 11, 2026

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 11, 2026, Enovix Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Present at the Annual Meeting in person or by proxy were holders of 153,161,477 shares of the Company’s common stock, representing 70.3% of the voting power of the Company’s common stock as of April 13, 2026, the record date for the Annual Meeting, and constituting a quorum for the transaction of business. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 24, 2026 (the “Proxy Statement”). The following is a brief description of each matter voted on at the Annual Meeting, including the number of votes cast with respect to each matter and, if applicable, the number of abstentions and broker non-votes with respect to each matter.
Proposal 1 – Election of Directors
Stockholders approved the election of each of the Company’s eight (8) directors to serve for a one-year term until the Company’s 2027 Annual Meeting of Stockholders. The results of the voting were as follows:

Nominee	Voting Result	For	Withheld	Broker Non-Votes
Thurman John Rodgers	Approved	77,808,783	11,642,494	63,710,200
Betsy Atkins	Approved	73,970,530	15,480,747	63,710,200
Pegah Ebrahimi	Approved	86,063,796	3,387,481	63,710,200
Bernard Gutmann	Approved	86,621,523	2,829,754	63,710,200
Joseph Malchow	Approved	85,498,535	3,952,742	63,710,200
J. Daniel McCranie	Approved	86,001,242	3,450,035	63,710,200
Gregory Reichow	Approved	86,451,037	3,000,240	63,710,200
Dr. Raj Talluri	Approved	86,195,883	3,255,394	63,710,200
Proposal 2 – Compensation of Our Named Executive Officers
Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the voting were as follows:

Voting Result	For	Against	Abstain	Broker Non-Votes
Approved	72,717,910	15,443,577	1,289,790	63,710,200
Proposal 3 – Ratification of Appointment of Independent Registered Accounting Firm for Fiscal Year 2025

Stockholders approved the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 3, 2027. The results of the voting were as follows:

Voting Result	For	Against	Abstain
Approved	148,880,783	2,847,417	1,433,277

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	June 12, 2026	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer and Head of Corporate Development